UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 3, 2009
                                                         -----------------

                            Valpey-Fisher Corporation
               (Exact Name of Registrant as Specified in Charter)

         Maryland                      1-4184                   06-0737363
         --------                      ------                   ----------
(State or other jurisdiction    Commission File Number         (IRS Employer
    of incorporation)                                     Identification Number)


    75 South Street, Hopkinton, MA                                      01748
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (508) 435-6831

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors;
              ------------------------------------------------------------------
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
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     Registrant  announced  that Michael J.  Ferrantino,  Sr.,  Chief  Executive
Officer and a Director of the Registrant, will retire on October 31, 2009 (the "Retirement Date"). Effective on the Retirement Date, he will resign as Chief Executive Officer and a Director of Registrant. On September 3, 2009, Mr. Ferrantino and Registrant entered into a Retirement Agreement and General Release, (the "Retirement Agreement"), a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The Retirement Agreement provides that the Registrant will pay Employee a lump sum retirement payment of $265,225 on November 9, 2009. Pursuant to the Retirement Agreement, Mr. Ferrantino agreed to a one year non-compete provision, an eighteen month non-solicitation provision and a general release of claims.

     The foregoing summary of the Retirement Agreement is qualified in its entirety by reference to the Retirement Agreement.


Item 9.01.    Financial Statements and Exhibits.
              ----------------------------------

        Exhibit No.     Description
        -----------     -----------
           10.1         Retirement Agreement and General Release dated September
                        3, 2009 between Valpey-Fisher Corporation and Michael J.
                        Ferrantino, Sr.

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Valpey-Fisher Corporation


Date: September 10, 2009                By: /s/ Michael J. Kroll
                                            --------------------

                                            Michael J. Kroll
                                            Vice President, Treasurer and
                                            Chief Financial Officer